UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Professional Diversity Network, Inc.

(Name of Registrant as Specified In Its Charter)
________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

801 W. Adams Street, Suite 600
 Chicago, IL  60607

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, SEPTEMBER 26, 2016

The following Notice of Change in Time of Meeting relates to the proxy statement of Professional Diversity Network, Inc. (the “Company”), dated August 26, 2016, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Monday, September 26, 2016.  This supplement is being filed with the Securities and Exchange Commission and is expected to be mailed to stockholders on or about September 1, 2016.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

*** CHANGE IN TIME OF ANNUAL MEETING ***

Dear Stockholder:

PLEASE TAKE NOTICE that the Professional Diversity Network, Inc. (the “Company”) has changed the time of its 2016 annual meeting of stockholders from 11:00 a.m. to 8:00 a.m., Central Time.  The date and place of the meeting remain the same.

The 2016 annual meeting of stockholders will be held at the offices of the Company, 801 W. Adams Street, Suite 600, Chicago, Illinois 60607, on Monday, September 26, 2016, at 8:00 a.m., Central Time.

Thank you for your continued interest in the Company.  We apologize for this inconvenience and look forward to seeing you at the meeting.

By Order of the Board of Directors

James Kirsch Executive Chairman of the Board of Directors

Chicago, Illinois
August 30, 2016

Form of Amended Proxy Card

PROFESSIONAL DIVERSITY NETWORK, INC. 801 W. ADAMS STREET, SUITE 600 CHICAGO, IL 60607
VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 25, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 25, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
You may vote the shares in person by attending the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

PROFESSIONAL DIVERSITY NETWORK, INC.		For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.		All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐

Nominees:

01) Katherine Butkevich	05) Stephen Pemberton
02) Lee Hillman	06) Andrea Sáenz
03) Star Jones	07) David Schramm
04) James Kirsch
						For	Against	Abstain

2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.						☐	☐	☐

3.    To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock in a ratio of [1-for-2] [1-for-3] [1-for-4] [1-for-5] [1-for-6] [1-for-7] [1-for-8] [1-for-9] [1-for-10] [1-for-11] [1-for-12] [1-for-13] [1-for-14] [1-for-15], to be determined by the Board of Directors, and to approve a corresponding amendment to the Company’s Certificate of Incorporation to effect the reverse stock split and to reduce proportionally the number of shares of common stock the Company is authorized to issue.
						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Form of Amended Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K, as amended, are available at www.proxyvote.com.

PROFESSIONAL DIVERSITY NETWORK, INC. Annual Meeting of Stockholders September 26, 2016 8:00 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) James Kirsch and Katherine Butkevich, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PROFESSIONAL DIVERSITY NETWORK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, CDT on September 26, 2016, at the offices of the company located at 801 W. Adams Street, Suite 600, Chicago, IL 60607, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side